UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HARRINGTON WEST FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 14, 2005

Dear Stockholder,

     You are cordially invited to attend the Annual Meeting of Stockholders of Harrington West Financial Group, Inc. (the “Company”). The meeting will be held at the Alisal Guest Ranch and Resort, 1054 Alisal Road, Solvang, California, on Tuesday, May 24, 2005 at 5:00 p.m. local time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and investment in Harrington West Financial Group, Inc. are sincerely appreciated, and we look forward to visiting with you at the Annual Meeting.

Very truly yours,
/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 24, 2005
ANNUAL MEETING OF STOCKHOLDERS
VOTING
PROPOSAL NO. 1
ELECTION OF DIRECTORS
MANAGEMENT COMPENSATION
PROPOSAL NO. 2
APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN
PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF AUDITORS
STOCKHOLDER PROPOSALS
ANNUAL REPORTS
OTHER MATTERS
APPENDIX A

Harrington West Financial Group, Inc.
610 Alamo Pintado Road
Solvang, California 93463

(805) 688-6644

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 24, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harrington West Financial Group, Inc. (the “Company”), will be held at Alisal Guest Ranch and Resort, 1054 Alisal Road, Solvang, California, on Tuesday, May 24, 2005 at 5:00 p.m. local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect two (2) directors for a three (3) year term or until their successors are elected and qualified;

(2)	To approve the 2005 Equity Based Compensation Plan;

(3)	To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business which may properly come before the meeting.

     The Board of Directors has fixed March 31, 2005 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

Solvang, California
April 14, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

HARRINGTON WEST FINANCIAL GROUP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 24, 2005

     This Proxy Statement is furnished to the holders of common stock, $0.01 par value per share (the “Common Stock”), of Harrington West Financial Group, Inc. (the “Company”). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at Alisal Guest Ranch and Resort, 1054 Alisal Road, Solvang, California, on Tuesday, May 24, 2005 at 5:00 p.m. local time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 14, 2005.

     Your vote is important. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Stockholders may vote by completing the enclosed proxy card and mailing it in the postage-paid envelope provided. Check your proxy card or the information forwarded by your broker or other holder of record to see which options are available to you.

     The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

     The proxy card included herein, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with its instructions. If no contrary instructions are given, each proxy card received will be voted (i) FOR the nominees for director described herein; (ii) FOR approval of the 2005 Equity Based Compensation Plan; (iii) FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2005; and (iv) upon the transaction of such other business as may properly come before the Annual Meeting in accordance with the best judgment of the persons appointed as proxies.

     Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (mailed to the attention of Secretary, Harrington West Financial Group, Inc., 610 Alamo Pintado Road, Solvang, California 93463); (ii) filing a later dated proxy (using a proxy card); or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

VOTING

     Only stockholders of record at the close of business on March 31, 2005 (“Voting Record Date”), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 5,337,828 shares of Common Stock outstanding, and the Company has no other class of equity securities outstanding. Each stockholder has one vote per share of Common Stock for which they are the beneficial owner.

     Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum, but will not affect the vote required for the election of directors.

     The affirmative vote of the holders of a majority of the total votes present in person or by proxy and entitled to vote is required to approve the 2005 Equity Based Compensation Plan and to ratify the appointment of the independent auditors. Abstentions will be treated as present and entitled to vote at the Annual Meeting. Consequently, abstentions will be counted as a vote against the approval of the 2005 Equity Based Compensation Plan and/or the ratification of the appointment of the Company’s independent auditors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Election of Directors

     The Board of Directors is divided into three classes, each of which contains approximately one-third of the Board. The directors are elected by the stockholders of the Company for staggered three year terms, or until their successors are elected and qualified. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. Each of the nominees currently serve as a director of the Company.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

Information With Respect to Nominees for Directors and Continuing Directors

     The following tables present information concerning the nominees for director of the Company and each director whose term continues.

Nominees for Director for Three-Year Term Expiring in 2008

Name	Age(1)	Director Since
Craig J. Cerny	49	1995

John J. McConnell	59	1996

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR
DIRECTOR.

Directors Whose Terms Expire in 2006

Name	Age(1)	Director Since
William W. Phillips, Jr.	52	2002

William D. Ross	76	1996

Directors Whose Terms Expire in 2007

Name	Age(1)	Director Since
Paul O. Halme	64	2002

Stanley J. Kon	56	1996

(1)	As of April 14, 2005

     Information concerning the principal occupation of each nominee for director of the Company and continuing members of the Board of Directors, during the past five years, is set forth below.

     Craig J. Cerny has served as the Company’s Chairman of the Board and Chief Executive Officer since August 1995, when he formed the Company to acquire Los Padres Bank, FSB (the “Bank”). Mr. Cerny has been the Chief Executive Officer of the Bank since October 2001 and the Chairman of the Board of the Bank since May 2002. Mr. Cerny has also served as a director and the Chief Investment Officer of the Bank since April 1996. Until January 2002, Mr. Cerny was the Chief Executive Officer, President and a director of Harrington Financial Group, Inc., Richmond, Indiana (“HFGI”), and Chairman of the Board and Chief Executive Officer and President of HFGI’s subsidiary, Harrington Bank, FSB, positions he held since February 1992. In January 2002, HFGI and Harrington Bank merged with an unaffiliated financial institution after the sale of, among other things, the assets of HFGI’s Shawnee Mission, Kansas operations to the Bank. Prior to holding these positions, Mr. Cerny served as a principal and member of the board of directors of Smith Breeden Associates, Inc. (“Smith Breeden”), an investment management and bank consulting firm with over $30 billion of assets under advisement, which renders consulting and advisory services to the Company. Mr. Cerny was employed at Smith Breeden from April 1985 to December 1996, where he was active in their bank consulting and investment advisory practice. Mr. Cerny remains a stockholder in Smith Breeden.

     William W. Phillips, Jr. is the President and Chief Financial Officer and a director of the Company, and he is the President, Chief Operating Officer, Chief Financial Officer and a director of the Bank. Mr. Phillips has been the Company’s President since 1998 and a director since May 2002. Mr. Phillips became a director of the Bank in 2001. Mr. Phillips has served as the President and Chief Operating Officer of the Bank since 1997. Prior to being the President and Chief Operating Officer of the Bank, Mr. Phillips served as its Senior Vice President and Treasurer. Mr. Phillips has more than 26 years of experience in the banking industry and has served the Bank in progressively responsible capacities since its origination in 1983. Mr. Phillips was reappointed Chief Financial Officer in June 2004.

     William D. Ross has served as a director of the Company since 1996 and a director of the Bank since its incorporation in 1982. Mr. Ross served as the Company’s President from 1996 until 1998 and as the Chief Executive Officer of the Bank from 1983 to 1998 and was Chairman of the Bank from 1997 to May 2002. Mr. Ross has spent more than 46 years in the banking business.

     Paul O. Halme has served as a director of the Company since May 2002 and as a director of the Bank since 2000. Mr. Halme is an attorney and a partner in the law firm of Halme and Clark in Solvang, California. Mr. Halme was named Man of the Year in 2003 for his support of nonprofit charities in his community. He is a founder and the first President of the Santa Ynez Valley Bar Association. He currently serves as Chair of the Paloheimo Foundation Board which supports specific museums and educational beneficiaries including The Pasadena Museum of History, Pasadena, California, El Rancho De Las Golondrinas, outdoor museum of Spanish Colonial History, Santa Fe, New Mexico, The School of American Research, Santa Fe, New Mexico and The Southwest Museum, Los Angeles, California. Mr. Halme is a Knight First Class Order of the Lion of Finland awarded in recognition of his support of cultural and educational exchange between the country of Finland and the United States.

     Stanley J. Kon has served as a director of the Company and as a director of the Bank since 1996. Dr. Kon also served as a director of HFGI until January 2002. Dr. Kon is a Senior Vice President, a director and co-head of the Investment Management Group of Smith Breeden. Dr. Kon also serves as Smith Breeden’s Director of Research. Prior to joining Smith Breeden in 1997, Dr. Kon was a Professor of Finance at the University of Michigan since 1982.

     John J. McConnell has served as a director of the Company and as a director of the Bank since 1996. Dr. McConnell also served as a director of HFGI until January 2002. Dr. McConnell is the Emanuel T. Weiler Distinguished Professor of Management (in Finance) at the Krannert School of Management, Purdue University, where he has been a faculty member since 1976. He served on the Board of Directors of the Federal Home Loan Bank of Indianapolis from 1983 to 1986 and has been a consultant for various government agencies, trade associations, law firms, and corporations.

Executive Officers Who Are Not Directors

     Set forth below is information concerning executive officers of the Company and the Bank who do not serve on the Board of Directors of the Company. Each executive officer of the Company is elected by the Board of Directors of the Company and serves until their successor is elected and qualified. No executive officer set forth below is related to any director or other executive officer of the Company or the Bank by blood, marriage or adoption, with the exception of Susan Weber and Steen Weber, who are related by marriage. There are no arrangements or understandings between a director of the Company or the Bank and any other person pursuant to which such person was elected an executive officer.

     Susan C. Weber, age 58, has been with the Bank since 1983. Mrs. Weber has served as the Company’s Senior Vice President and Secretary since 1999. Mrs. Weber has served as Executive Vice President and Chief Lending Officer of the Bank since 1999, and she has been a director of the Bank since 2001. When Mrs. Weber joined the Bank in 1983 as Vice President and Loan Manager, she was instrumental in establishing its loan department. Shortly thereafter, Mrs. Weber was promoted to Vice President and Chief Loan Officer and, in June 1997, she was promoted to Senior Vice President and Chief Loan Officer. Mrs. Weber has more than 30 years experience in the banking industry.

     Mark R. Larrabee, age 47, has been President of the Kansas Region and Chief Commercial Lending Officer of the Bank since November 2001, when the Bank acquired the Kansas operations of Harrington Bank, FSB. In December 2001, Mr. Larrabee was also named a director of the Bank. Mr. Larrabee held similar positions at Harrington Bank, FSB since February 1998. From January 1996 to February 1998, Mr. Larrabee served as Executive Vice President for Country Club Bank, Kansas City, Missouri. Prior to joining Country Club Bank, Mr. Larrabee was Senior Vice President for Bank IV Kansas, National Association, Overland Park, Kansas, from March 1984 to January 1996.

     Vernon H. Hansen, age 52, joined the Bank in July 2002 as President of its newly formed Arizona Region. Mr. Hansen has several years of experience in the Phoenix, Arizona metropolitan market, and a 31 year background in commercial and community banking, including duties as President, Branch Manager, Chief Credit Officer and Lending Officer. Prior to joining the Bank, Mr. Hansen served as Executive Vice President - Chief Lending Officer for Bank of the Southwest in Tempe, Arizona from May 2001 to July 2002, and Vice President - Chief Credit Officer for Matrix Capital Bank in Phoenix and Denver from January 1997 to May 2001. Mr. Hansen was also employed by the Federal Deposit Insurance Corporation as a bank examiner earlier in his career.

     Michele K. Morrison, age 45, has been with the Bank since its inception in 1983. Ms. Morrison has served as Senior Vice President and Chief Savings Officer of the Bank since 1999. Prior to 1999, she has held several positions within Savings Administration for the Bank. Ms. Morrison has more than 24 years experience in the banking industry.

     Steven J. Berg, age 54, has served as the Company’s Corporate Counsel and as Senior Vice President and Compliance Officer of the Bank since October 1996. At the time Mr. Berg joined the Bank, Mr. Berg was in private law practice in Santa Barbara and Goleta, California, where he focused on banking and creditors rights law. Prior to that, Mr. Berg served in various legal positions, including general counsel with Santa Barbara Federal Savings & Loan Association. Mr. Berg entered private law practice in 1976.

     R. Sue Holland, age 53, currently serves as Senior Vice President, Loan Service Manager. Mrs. Holland joined the Bank’s lending department in 1985, and was promoted to Loan Service Manager of the Bank in 1986. Prior to joining Los Padres Bank, Mrs. Holland was employed for nine years at Santa Barbara Federal Savings & Loan Association in various positions within the accounting, loan processing and operations departments.

     Steen Weber, age 43, has been with the Bank since 1986, currently serving as Senior Vice President and Credit Risk Manager since 2001. Prior to 2001, Mr. Weber held several positions within the Loan Department for the Bank and as a Vice President and Business Development Officer for Harrington Wealth Management Company, a wholly owned subsidiary of the Bank.

     Kim D. Chambers, age 37, serves as Senior Vice President and Mortgage Lending Manager. Since joining the Bank in 1997, Mrs. Chambers has served in various capacities including several managerial positions. Mrs. Chambers was previously employed with Chase Manhattan Mortgage as an underwriter and processing/funding supervisor.

     Kerril K. Steele, age 49, joined Los Padres Bank in February 2004 as Vice President, Corporate Controller and was promoted to Senior Vice President, Principal Accounting Officer in December 2004. Ms. Steele is a certified public accountant and was formerly Director of Corporate Accounting for World Minerals, Inc., a subsidiary of a Fortune 500 Company. Ms. Steele received her public training with KPMG, LLP with a focus on audit and taxation of financial institutions.

Board of Directors Meetings

     Regular meetings and special meetings of the Board of Directors of the Company are held as necessary to adequately conduct the Company’s business. During the year ended December 31, 2004, the Board of Directors met eight times. Pursuant to applicable Nasdaq National Market requirements, the Board of Directors has made an affirmative determination that the following members of the Board of Directors are “independent” within the meaning of such rule: Paul O. Halme, Stanley J. Kon, John J. McConnell and William D. Ross. As such, and pursuant to applicable Nasdaq National Market requirements, a majority of the members of the Board of Directors are “independent” as so defined. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served in 2004. Directors are encouraged to attend annual meetings of stockholders of the Company. All directors attended the Company’s prior annual meeting of stockholders.

Director Compensation

     The Company’s non-employee directors received an annual fee of $15,000 for attending Board of Directors and committee meetings during 2004. Non-employee directors of the Bank received an annual fee of $27,500 for attending Board of Director and committee meetings of the Bank during 2004.

     In addition, each of the Company’s directors is eligible to receive option grants under the terms of the 1996 Stock Option Plan. The Company’s non-employee directors and non-employee directors of the Bank may not receive an option to purchase more than 5,400 shares of the Company’s Common Stock in any calendar year, provided the maximum grant may not be more than 7,200 shares in any calendar year if such individual is serving as a director of both the Company and the Bank.

Committees of the Board of Directors

     General. The Company’s Board of Directors has an Audit Committee, a Nominating/Corporate Governance Committee and a Compensation Committee, each of which is described below. These Committees are and will continue to be comprised entirely of independent directors, as defined by the listing standards of the Nasdaq National Market, the Sarbanes-Oxley Act of 2002, and the Securities and Exchange Commission (“SEC”). The members of the Company’s Audit Committee are Messrs. Ross, Halme and McConnell. The members of the Compensation Committee are Messrs. Ross, Halme, Kon and McConnell. The members of the Nominating/Corporate Governance Committee are Messers. McConnell, Halme, Kon and Ross. In addition, the Company’s Board of Directors has determined that the Audit Committee has an “audit committee financial expert” as defined in regulations issued by the SEC. The Company’s “audit committee financial expert” is John J. McConnell. The Audit Committee met four times in 2004, and the Compensation Committee met twice in 2004.

     Audit Committee. The Company’s Audit Committee oversees the Company’s auditing, accounting, financial reporting and internal control functions and selects, engages and compensates the Company’s independent accountants. In addition, the Audit Committee monitors the quality of the Company’s critical accounting principles and financial reporting. The Audit Committee also evaluates the independence of the Company’s independent accountants and will approve in advance any permissible non-audit services provided to the Company by the independent accountants. Accordingly, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, who must report directly to the Audit Committee. In discharging its duties, the Audit Committee:

•	meets independently with the Company’s compliance staff, contracted internal auditors, the Company’s independent accountants and the Company’s senior management;

•	reviews the general scope of the Company’s accounting, financial reporting, annual audit and internal audit program, matters relating to internal control systems as well as the results of the annual audit;

•	receives, retains and evaluates complaints by the Company’s employees with respect to the Company’s accounting, internal accounting controls and auditing matters; and

•	resolves all disagreements between the Company’s management and the Company’s independent accountants.

     The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter was filed as an appendix to 2003’s proxy statement. The Audit Committee report for 2004 is included at page 8 of this Proxy Statement.

     Nominating/Corporate Governance Committee. In May 2004, the Board of Directors of the Company established a nominating/corporate governance committee (the “Nominating Committee”) comprised of independent directors and adopted a written charter for such nominating committee in the same month. Pursuant to such charter, the Nominating Committee will:

•	identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board the nominees to stand for election as directors at the annual meeting of shareholders;

•	identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the respective committee;

•	conduct an annual evaluation of the performance of the Board and report conclusions to the Board; and

•	develop and recommend to the Board a set of corporate governance principles applicable to Harrington West Financial Group and review those principles at least once a year.

     Compensation Committee. The Company’s Compensation Committee determines, approves and reports to the Board of Directors on all elements of compensation for the Company’s elected officers including targeted total cash compensation and long-term equity based incentives. The Report of the Compensation Committee on Executive Compensation is included at page 15 of this Proxy Statement. See “Report of the Compensation Committee on Executive Compensation.”

     Bank Committees. In addition, the Bank has the following committees: an Asset/Liability Management Committee, an Audit Committee, a Compensation Committee, a Community Reinvestment Act Committee, an Executive Committee, an Internal Asset Review Oversight Committee, and a Loan Oversight Committee.

Report of the Audit Committee

     The following “Report of the Audit Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

“March 22, 2005

To the Board of Directors of Harrington West Financial Group, Inc.:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2004.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committee, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

William D. Ross
Paul O. Halme
John J. McConnell”

Consideration of Director Nominees

     Stockholder Nominees. The policy of the Nominating Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board. The Company’s Bylaws govern nominations for election to the Board of Directors and provide that nominations for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder eligible to vote at an annual meeting of stockholders who has complied with specified notice requirements. Written notice of a stockholder nomination along with certain information required by the Bylaws must be delivered or mailed to the Company’s principal executive offices not later than ninety (90) days before the anniversary date of the mailing of the Company’s proxy materials in connection with the immediately preceding annual meeting of stockholders. Nominations not made in accordance with the Company’s Bylaws may be disregarded. The Company did not receive any such nominations from stockholders in connection with the Annual Meeting.

     Director Qualifications. In evaluating nominations for director, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Members of the Board should have the highest professional and personal ethics and values, consistent with the values of the Company. Nominees should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all stockholders.

     Identifying and Evaluating Nominees for Directors. The Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee will consider various potential candidates for director. The Nominating Committee expects that candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. These candidates will be evaluated at meetings of the Nominating Committee, and may be considered at any point during the year. As described above, the Nominating Committee will consider properly submitted stockholder nominations for candidates for the Board. The Nominating Committee expects that following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating Committee at a meeting. The Nominating Committee also may review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board

     Stockholders may communicate with the Board of Directors by sending a letter to the Company’s Board of Directors, c/o Corporate Secretary, Harrington West Financial Group, Inc., 610 Alamo Pintado Road, Solvang, California 93463. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit stockholder correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Beneficial Ownership of Common Stock

     The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) certain directors and executive officers of the Company, and (iii) all directors and executive officers of the Company as a group.

	Amount and Nature
Name of Beneficial	of Beneficial		Percent of
Owner or Number of	Ownership as of		Common
Persons in Group	the Voting Record Date		Stock
Directors and executive officers:
Craig J. Cerny	671,613	(1)	12.3%
William D. Ross	152,973	(2)	2.8%
William W. Phillips, Jr.	147,632	(3)	2.7%
Susan C. Weber	82,588	(4)	1.5%
Stanley J. Kon	62,735	(5)	1.2%
John J. McConnell	89,836	(6)	1.7%
Paul O. Halme	27,787	(7)	0.5%
All directors and executive officers as a
group (16 persons)	1,348,509	(8)	23.3%
Institutional Investors	As of 12/31/04
The Banc Funds Co. LLC	436,849	(9)	8.3	%(9)
Babson Capital Management LLC	377,600	(10)	7.2	%(10)
Tamarack Enterprise Fund	286,900	(11)	5.4	%(11)

(1)	Includes 99,400 shares held by the Rhonda Cerny Trust, Mr. Cerny’s wife, 14,058 shares held by Harrington Wealth Management as agent for the Cerny Family Trust, and 103,350 shares underlying stock options exercisable within 60 days of the voting record date.

(2)	Includes 6,700 shares held by Marie Steiner Ross, Mr. Ross’s wife, and 58,815 shares underlying stock options exercisable within 60 days of the voting record date.

(3)	Includes 63,032 shares held by the Phillips Family Trust and 77,850 shares underlying stock options exercisable within 60 days of the voting record date.

(4)	Includes 8,107 shares held by the Weber Family Trust and 53,250 shares underlying stock options exercisable within 60 days of the voting record date.

(5)	Includes an aggregate of 2,700 shares held by Dr. Kon’s minor children and 33,615 shares underlying stock options exercisable within 60 days of the voting record date.

(6)	Includes 33,615 shares underlying stock options exercisable within 60 days of the voting record date.

(7)	Includes 7,987 shares underlying stock options exercisable within 60 days of the voting record date.

(8)	Includes 438,031 underlying stock options exercisable within 60 days of the voting record date held by directors and executive officers.

(9)	The Banc Funds Co. LLC ownership is reported as of December 31, 2004 in their Form 13G and is based on 5,278,934 shares issued and outstanding.

(10)	Babson Capital Management LLC ownership is reported as of December 31, 2004 in their Form 13G and is based on 5,278,934 shares issued and outstanding.

(11)	Tamarack Enterprise Fund ownership is reported as of December 31, 2004 in their Form 13G and is based on 5,278,934 shares issued and outstanding.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than 10% of the Company’s capital stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company’s capital stock, other than Craig J. Cerny, the Company’s Chairman of the Board and Chief Executive Officer. See “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management.”

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 2004, the Company’s officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act.

MANAGEMENT COMPENSATION

Executive Compensation

     The following table sets forth salaries and bonuses paid during the last three years to the Bank’s Chief Executive Officer and the Bank’s four other most highly compensated executive officers whose total annual salary and bonus exceeds $100,000. The individuals included in this table are referred to as the “named executive officers.” The named executive officers do not receive any separate compensation from the Company.

Long-Term
Compensation
		Annual Compensation		Awards	All Other
Name and Principal Position	Year	Base Salary	Bonus	Options (1)	Compensation (2)
Craig J. Cerny Chairman and Chief Executive Officer of the Company and Bank	2004 2003 2002	$325,000 325,002 325,002	$210,000 225,000 200,000	27,000 — 9,000	$14,350 14,000 13,500

William W. Phillips, Jr. President and Chief Financial Officer of the Company and the Bank, and Chief Operating Officer of the Bank	2004 2003 2002	175,000 170,000 162,504	115,000 110,000 90,000	8,600 9,000 7,200	14,350 14,000 13,500

Susan C. Weber Senior Vice President of the Company and Executive Vice President of the Bank	2004 2003 2002	142,000 135,000 120,000	70,000 65,000 55,000	9,800 6,000 5,400	14,350 12,743 9,700

Mark R. Larrabee President of the Kansas Region and Commercial Loan Manager	2004 2003 2002	165,000 160,002 155,000	75,000 65,000 45,000	9,800 5,400 6,000	14,350 14,000 10,850

Vernon H. Hansen (3) President of the Arizona Region	2004 2003 2002	110,000 101,002 50,751	35,000 25,000 5,000	8,800 2,400 3,600	9,450 5,783 —

(1)	For fiscal 2003, the Board of Directors agreed that in lieu of granting options to Mr. Cerny, the Board would extend the expiration date on 50,944 options to purchase shares of common stock currently held by Mr. Cerny by two years, or until June 30, 2005.

(2)	For fiscal 2004, includes 401(k) discretionary contributions made by the Bank of $8,200 for Mr. Cerny, $8,200 for Mr. Phillips, $8,200 for Mrs. Weber, $8,200 for Mr. Larrabee, and $5,400 for Mr. Hansen and 401(k) matching contributions made by the Bank of $6,150 for Mr. Cerny, $6,150 for Mr. Phillips, $6,150 for Mrs. Weber, $6,150 for Mr. Larrabee, and $4,050 for Mr. Hansen.

(3)	Mr. Hansen’s employment with the Bank began in July 2002.

     Management has concluded that the amount of any personal benefits to any executive officer is less than the lesser of $50,000 per person or ten percent (10%) of the compensation reported under “Base Salary” for each such person.

     The following table provides information with respect to the exercise of stock options during 2004 by the Company’s named executive officers and the value of unexercised options at December 31, 2004.

			Number of Unexercised Options at		Value of Unexercised In-the-Money
	Shares Acquired	Value	12/31/04(1)		Options at 12/31/04
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Craig J. Cerny	$—	$—	149,044	31,500	$1,943,588	$121,974
William W. Phillips, Jr.	—	—	77,850	20,750	964,880	147,226
Susan C. Weber	—	—	47,850	18,350	593,786	116,795
Mark R. Larrabee	—	—	4,200	17,000	44,107	100,722
Vernon H. Hansen	—	—	2,400	12,400	23,865	62,755

(1) Value of unexercised “in-the-money” options is the difference between the fair market value of the securities underlying the options and the exercise or base price of the options as of December 31, 2004.

     The following table provides information with respect to the named executive officers concerning the grant of stock options during 2004.

	Individual Grants				Potential Realizable
	(Options Granted in 2004)				Value at Assumed
	Number of	Percent of			Annual Rates of
	Securities	Total Options			Stock Price
	Underlying	Granted	Exercise		Appreciation for
	Options	To Employees	or Base	Expiration	Option Term
Name	Granted (1)	in 2004 (1)	Price (2)	Date (3)	5%	10%
Craig J. Cerny	15,000	12.1%	$18.18	12/16/2014	$171,500	$434,614
	12,000	9.7	13.67	01/06/2014	103,202	261,533
William W. Phillips, Jr.	5,000	4.0	18.18	12/16/2014	57,167	144,871
	3,600	2.9	13.67	01/06/2014	30,960	78,460
Susan C. Weber	5,000	4.0	18.18	12/16/2014	57,167	144,871
	4,800	3.9	13.67	01/06/2014	41,281	104,613
Mark R. Larrabee	5,000	4.0	18.18	12/16/2014	57,167	144,871
	4,800	3.9	13.67	01/06/2014	41,281	104,613
Vernon H. Hansen	4,000	3.2	18.18	12/16/2014	45,733	115,897
	4,800	3.9	13.67	01/06/2014	41,281	104,613

(1) In fiscal 2004 the Plan Administrators Committee met twice, January 6, 2004 and December 15, 2004 to discuss options for all employees. The December 16, 2004 grants were to cover the 2005 award period.

(2) The exercise price was based on the fair market value of a share of common stock on the date of grant.

(3) All stock options granted under the 1996 Stock Option Plan vest annually in four equal installments commencing on the first anniversary of the grant date.

Certain Relationships and Related Transactions

     Except as described below, during 2004, the Company has not been a party to any transaction or series of transactions in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company’s Common Stock had or will have a direct or indirect material interest.

     Under applicable federal law, the Bank can make loans or extensions of credit to its and the Company’s executive officers and directors only if the loans and extensions of credit are made on substantially the same terms, including interest rates and collateral, as the Bank then makes available for comparable transactions with the general public, unless the loans are made pursuant to a benefit or compensation program that (i) the Company makes widely available to its employees and (ii) does not give preference over other employees to any director, executive officer or principal stockholder or certain affiliates. Also, if the Bank makes a loan or extends credit to any of its or the Company’s executive officers or directors, the transaction must not involve more than the normal risk of repayment or present other unfavorable features. In early 2002, the Company adopted a mortgage loan program for the benefit of all of the Company’s employees. Under this program, the Company offers its employees mortgage loans on its customary terms, provided that during the period they are employed by the Company or the Bank the interest rate on the mortgage loan will be equal to 3-month LIBOR plus 200 basis points with a cap which equals the fixed rate available for unaffiliated parties at the time of origination.

     The following table sets forth certain information relating to such preferential loans to executive officers and directors which were outstanding at December 31, 2004.

		Largest Amount of
		Indebtedness between
	Loan Origination	January 1, 2004 and	Balance as of
Name	Date	December 31, 2004	December 31, 2004
Craig J. Cerny	09/27/2002	$943,868	$923,706
Paul Halme	03/20/2002	549,736	538,762
John McConnell	02/19/2003	308,932	302,506
Susan Weber	01/24/2002	338,358	330,900
Mark Larrabee	05/28/2002	160,229	150,552
Steven Berg	10/17/2002	341,444	333,510
Sue Holland	03/15/1989	104,453	99,098
Michele Morrison	03/25/2002	251,592	234,506

     At December 31, 2004, Mirage Crossing, LLC, of which Resource Marketing Group, Inc., holds a 14% interest, had a loan from the Bank with an outstanding balance of $2,433,803. Resource Marketing Group, Inc. is a wholly owned company of Mr. Hatlestad, a director of the Bank.

     As of December 31, 2004, loans to directors and officers in excess of $60,000 aggregated $5.3 million or 10.15% of the Company’s consolidated stockholders’ equity as of such date, including the loans to the directors and executive officers described above. All loans set forth in the table above were made by the Bank in accordance with the policy and program described in the preceding paragraphs.

     The Bank entered into an Investment and Interest Rate Advisory Agreement with Smith Breeden in February 1997, which was amended in January 2002. Under the terms of the agreement, the Bank appointed Smith Breeden as investment advisor with respect to the management of the Bank’s portfolio of investments and its asset and liability management strategies. Specifically, Smith Breeden advises and consults with the Bank with respect to its investment activities, including the acquisition of mortgage-backed securities, the use of repurchase agreement transactions in funding and the acquisition of certain hedging instruments to reduce the interest rate risk of the Bank’s balance sheet. Smith Breeden received fees of $411,653 from the Company during 2004 under the Agreement. Stanley Kon, a director of the Company, is a principal and director at Smith Breeden. Additionally, Mr. Cerny, the Company’s Chairman of the Board and Chief Executive Officer is a minority stockholder in Smith Breeden.

Compensation Interlocks and Insider Participation

     The Company’s Board of Directors’ Compensation Committee currently consists of Messrs. Ross, Halme, Kon and McConnell, all of whom are independent directors. During the year ended December 31, 2004, no member of the Board of Directors or of its Compensation Committee served as a member of the board of directors or compensation committee of an entity that had one or more executive officers serving as members of the Company’s Board of Directors or its Compensation Committee.

     None of the members of the Compensation Committee during fiscal year ended December 31, 2004, served as an officer or employee of the Company or the Bank, and except as described below, none of the members of the Compensation Committee has served as one of the Company’s officers, or as an officer of the Bank, or had a relationship with the Company or the Bank requiring disclosure under the securities laws. John McConnell had an outstanding mortgage loan of $302,506 with the Bank as of December 31, 2004. Paul Halme had an outstanding mortgage loan of $538,762 as of December 31, 2004. William D. Ross served as a senior executive officer of the Company and the Bank until 1998.

Report of the Compensation Committee on Executive Compensation

     The following “Report of the Compensation Committee” shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

     “The purpose of the Compensation Committee is to compensate qualified, competent management; motivating executives to achieve a range of performance goals consistent with a business plan approved by the Board of Directors of the Company; and insuring that the financial costs of current or proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance and stockholders’ interest.

     The Compensation Committee considered the following criteria in recommending to the Board the compensation of the Chief Executive Officer as well as the approval of compensation of other executive officers of the Company and its subsidiaries:

1.	The overall financial, market and competitive performance of the Company and its subsidiaries during the fiscal year under consideration after adjusting for economic conditions occurring during the year.

2.	The level of and/or increases in earnings and return on equity without encouraging short-term profitability through unreasonable risk-taking or a deterioration of long-term asset quality.

3.	Consideration of individual as well as combined measures of progress of the Company and its subsidiaries including the quality of the loan portfolio, the level of the changes in capital ratios, the overall growth of the Bank, the improvement in market share and franchise value, the improvement in share value measures, the level and improvement in earnings per share, the level of non-performing loans and real estate owned, efficiency ratio levels as compared to peer groups, the implementation and execution of strategic plans and other objectives as may be established by the Board of Directors of the Company.

4.	The individual commitment of the Chief Executive Officer relative to overall management efficiency, inspirational leadership, professional involvement, civic activities, business development, and the maintenance of corporate stature enhancing the image of the Company and it subsidiaries in their market place.

5.	The compensation and benefit levels of comparable positions to peer group institutions within the financial services industry, and similar asset and operating characteristics with a concentration on those institutions operating in the Company’s market.

     The compensation arrangements and recommendations of the Compensation Committee include a base salary and a bonus component if the Executive’s performance is judged to warrant such a bonus.

     The base compensation of Craig J. Cerny, the Chief Executive Officer of the Company and the Bank, was established at $325,000 on January 1, 2002 and remained at that level until December 31, 2004, after which it was increased to $360,000. Mr. Cerny’s compensation level, determined consistent with the before mentioned criteria, was based on an examination of peer group comparisons relative to salary and bonus compensation for chief executive officers. Mr. Cerny’s performance is measured by the profit, capital position, asset quality, franchise value development, results of the investment activities, strategy execution, and efficiency of the Company and the Bank, as well as the other measures of executive compensation so noted in determining his specific compensation. Mr. Cerny was awarded a bonus of $210,000 for his service during 2004, paid in January 2005, based on his overall performance as well as other activities which ensued during the course of the year.

     With respect to the other executive officers of the Company and its subsidiaries, the Compensation Committee considered salary and bonus recommendations prepared by the President and the Chief Executive Officer to establish 2004 compensation. The salary adjustment recommendation and bonus was based on the Company’s overall performance in the past year as well as an analysis of competitive compensation levels necessary to maintain and attract quality personnel.

     Following extensive review and approval by the Compensation Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Mr. Cerny does not participate in the review of his compensation.

COMPENSATION COMMITTEE

William D. Ross
Paul O. Halme
Stanley J. Kon
John J. McConnell”

Performance Graph

     The following stock performance graph compares the performance of the Company’s common stock with that of the Nasdaq Composite Index (U.S. companies) and the Nasdaq Bank Index. The comparison of the cumulative total return to stockholders for each of the periods assumes that $100 was invested on November 12, 2002 (the date the Company’s common stock first began trading on the Nasdaq National Market), in the Company’s common stock, and in the other indices referenced above. The cumulative returns include the payment of dividends by the Company. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

	11/12/2002	12/31/2002	06/30/2003	12/31/2003	06/30/2004	12/31/2004
HWFG	$100.00	102.75	113.14	151.59	187.84	206.58
NASDAQ Bank Index	100.00	101.25	111.55	131.56	132.05	146.02
NASDAQ Composite Index	100.00	98.96	120.25	148.45	151.74	161.20

PROPOSAL NO. 2

APPROVAL OF 2005 EQUITY BASED COMPENSATION PLAN

     The Company is asking stockholders to approve the Company’s 2005 Equity Based Compensation Plan (the “2005 Plan”). The principal purpose of the 2005 Plan is to promote the success of the Company by attracting, motivating, and retaining key employees, including officers, and directors of the Company, through the grant of stock-based compensation awards and incentives for high levels of individual performance and improved financial performance of the Company. The Board of Directors has found equity awards to be an effective means of compensating employees under past stock option award plans, and therefore recommends adoption of the 2005 Plan.

     Recent corporate scandals involving the perceived abuse of stock options as compensation and changes in the way in which options must be accounted for caused the Company to reevaluate its overall compensation practices. The Company’s goal in this review was to find a way to better align its compensation practices with stockholder interests. The Board determined that the 2005 Plan accomplished its goal because it provides the Company with a number of different incentive alternatives that can include performance based vesting criteria. The availability of stock options and other equity awards combined with the ability to condition vesting of those awards on performance based criteria can provide the Company flexibility not currently found in the 1996 Stock Option Plan. This flexibility will help the Company craft compensation practices that better align management’s interests with those of the stockholders.

     The Board also considered a number of other issues in adopting the 2005 Plan. The 1996 Stock Option Plan commenced in July 1996 and will expire in 2006. There are relatively few (20,889 shares) available options for granting in the existing plan. A significant portion of the total options authorized in the 1996 Stock Option Plan are granted and, therefore, are already included in the Company’s diluted share count and earnings per share calculations. Accordingly, the Company expects additional dilution from unvested shares in the 1996 Stock Option Plan will be minimal. The shares of Company stock subject to the 2005 Plan are limited to ten percent (10%) of the number of shares issued and outstanding at any time to minimize future dilution. Finally, stock based compensation has become a critical component in attracting and retaining quality top management and to effectively compete for the top business developers and lenders in the Company’s markets. The Company intends to utilize the 2005 Plan primarily to motivate senior management and senior producers that can effectively influence stockholders’ value.

     The 2005 Plan was approved by the Board as of April 5, 2005, subject to stockholder approval. Upon approval by stockholders, no further grants will be made from the 1996 Stock Option Plan. In the event stockholder approval of the 2005 Plan is not obtained, the Company will continue to grant awards pursuant to the 1996 Stock Option Plan, subject to applicable law and the 2005 Plan will be terminated.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 2005 PLAN.

Description of the 2005 Plan.

     The material features of the 2005 Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 2005 Plan, a copy of which is attached hereto as Appendix A.

The material aspects of the 2005 Plan are as follows:

•	the 2005 Plan authorizes the granting of:

Incentive Stock Options;
Non-Qualified Stock Options;
Stock Appreciation Rights (“SARs”);
Restricted Stock Awards;
Restricted Stock Units; and
Performance Share Cash Only Awards

•	vesting restrictions on awards may be time based and/or performance based;

•	participation in the 2005 Plan is limited to officers at the level of Vice President or above and other employees who provide substantial services to the Company as well as the Company’s directors;

•	the 2005 Plan provides for a maximum of a “floating” ten percent (10%) of the Company’s issued and outstanding shares of common stock that may be delivered for Awards subject to adjustment as set forth therein; and

•	the maximum number of Incentive Stock Options that may be issued under the Plan is the lesser of 1,000,000 or the maximum number of shares allocated to the Plan.

Administration and Eligibility

     The Plan Administration Committee (the “Committee”) will administer the Plan and is currently comprised of Messrs. Ross, Halme, Kon and McConnell, each of whom is an independent director under the Nasdaq Marketplace Rules. The Committee has not granted any awards (“Awards”) pursuant to the 2005 Plan and will not grant any awards until after stockholder approval of the 2005 Plan. Except for any amendment requiring stockholder approval under applicable law or the Nasdaq Marketplace Rules, the Board of Directors may amend, suspend or discontinue the 2005 Plan in its discretion. Termination of the 2005 Plan will not affect any Awards then outstanding.

     Officers at the level of Vice President or above and other employees who provide substantial services to the Company are eligible to participate as well as our directors. All participants may receive all types of Awards under the Plan, except that Incentive Stock Options (“ISOs”) may only be granted to employees. The Committee determines which participants will receive awards and the terms of the awards.

     As of March 31, 2005, approximately 35 officers would have been eligible for selection to participate in the 2005 Plan, and 5 non-employee directors would have been eligible to participate in the 2005 Plan.

Maximum Shares

          The maximum number of shares subject to the Plan is 10% of the Company’s issued and outstanding common stock as at any time during the term of the Plan. As of March 31, 2005, there were 5,337,828 shares of Company Common Stock issued and outstanding. Therefore, the initial number of shares which may be subject to Awards under the Plan would be approximately 533,782. The maximum number of shares that may be granted as Incentive Stock Options is the lesser of 1,000,000 or the maximum number of shares in the 2005 Plan.

Terms of Awards

     The Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Company’s stock must be granted at 110% of the Fair Market Value of the stock. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six months after the date of grant.

     Awards may generally be exercised only by the person to whom they were granted, and, unless otherwise permitted by the Company, cannot be sold, pledged, assigned or otherwise transferred, except to the Company, or according to the grantee’s will or the laws of descent and distribution.

Kinds of Awards

     Stock Options. The Committee may grant stock options, either ISOs or Nonqualified Stock Options (“NSOs”), to plan participants. ISOs are subject to certain limitations not applicable to NSOs. The exercise price of all stock options may not be less than the fair market value of the Company’s common stock on the date of grant. The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000.

     The Committee may also grant dividend equivalent awards (an amount equal to the amount of cash dividends or other cash consideration paid on a share of Common Stock) after the effective date of a stock option Award.

     Stock Appreciation Rights. The Committee may grant SARs, either in tandem with stock options or freestanding. Upon exercise, the holder receives a specified amount in cash, the Company’s common stock or a combination of the two. Each SAR entitles the holder to receive the excess of the fair market value of a share of our common stock on the exercise date over the fair market value of such share on the date the SAR was awarded, subject to any maximum determined by the Committee. If SARs are granted in tandem with options, they may be exercised only during the time and to the extent that the related options may be exercised, and the number of options held by the optionee is decreased by the number of SARs exercised by the optionee.

     No Repricing. The Committee may not reduce the exercise price of any option or SAR granted under the 2005 Plan.

     Restricted Stock. The Committee may grant one or more Restricted Stock Awards to plan participants. The Committee shall determine the consideration to be paid, if any, and the period over which the restrictions shall lapse. However, the restrictions may not lapse with respect to any Restricted Stock Award over a period of less than six months. Unless otherwise provided in the applicable award agreement, an employee receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though not vested, provided that such rights shall terminate immediately as to any Restricted Stock which cease to be eligible for vesting.

     The Committee may grant to any plan participant non-voting, deferred rights to receive shares of our common stock (“restricted units”) or other deferred awards which may be payable in shares of common stock and/or in Cash Only Awards.

     Cash Only Awards. The Committee may grant Cash Only Awards of performance shares, SARs or restricted units. Performance share Cash Only Awards establish criteria determined by the Committee which, if achieved, result in the Company’s issuing to the recipient an amount in cash equal to the fair market value of the number of Shares specified in the Award agreement, subject to any maximum determined by the Committee.

     Performance Based Vesting. Any award may include financial criteria or other performance measures that must be met in order for the award to vest and become exercisable. The financial criteria include those outlined in Section 1.2(bb) including but not limited to: return on average common shareholders’ equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income excluding gains and losses plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics, customer service metrics, and franchise development goals including the growth in loans, deposits, and wealth management assets. The Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee’s death, retirement or disability or under such circumstances as the Committee may determine.

     Termination of Employment, Death or Disability. The Committee will determine the effect of the termination of employment on Awards, depending on the nature of the termination, including changing the exercise period or the number of shares for which an Award is vested or exercisable at the time of termination or thereafter.

Adjustments and Extraordinary Events

     In the event of an extraordinary corporate transaction, such as a stock split or a stock dividend, the Committee may proportionately adjust the 2005 Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise of Awards or the applicable performance standards or criteria.

     Upon the giving of notice of a Change in Control Event in which the Company is not the surviving company, as defined in the 2005 Plan, then all outstanding options and SARs become exercisable, all Restricted Stock and restricted unit award restrictions lapse and all Cash Only Awards of performance shares become immediately payable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 2005 Plan and outstanding Awards or for the substitution of new Awards therefor.

     In the event of a tender offer or exchange offer for the Company’s common stock other than by the Company which results in the acquisition of stock by the person or entity making the offer, the Committee may permit the surrender of unexercised options and any rights in tandem therewith and receive an amount determined pursuant to Section 2.7 of the 2005 Plan.

     The Plan also provides for the issuance of substitute awards in the event the Company acquires another entity and the terms of the acquisition require issuance of substitute awards for existing equity compensation of the acquired company.

Federal Income Tax Consequences

     The following is a general discussion of the federal income tax consequences of the various Awards available under the Plan. The discussion is general in nature only, and is not intended as specific income tax advice for which the Company and the participants will rely on their respective tax advisors.

     Stock Options. Grants of NSOs and ISOs do not create taxable income at the time of the grant, provided they are granted at the then fair market value of the underlying stock. Optionees will realize ordinary income at the time of exercise of a NSO equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Optionees will not realize income at the time of exercise of an ISO. If the shares of stock acquired in the exercise of an ISO are retained for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of disposition up to the difference between the exercise price and fair market value of the stock on the date of exercise. A non-employee director who receives a NSO will recognize ordinary income on the option exercise date equal to the difference between the exercise price and the fair market value of the stock on the exercise or vesting date. To the extent ordinary income is recognized by the optionee, the Company may deduct a like amount as compensation.

     Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If a plan participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the participant at the time the cash is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the participant at the time the stock is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of SARs, the Company will be entitled to a deduction equal to the amount of ordinary income the plan participant is required to recognize as a result of the exercise.

     Restricted Stock Awards / Cash Only Performance Awards. No income will be recognized at the time of grant of a Restricted Stock Award, stock unit or cash only performance award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to an award, the then fair market value of the stock or cash received will constitute ordinary income to the plan participant. Subject to applicable provisions of the Internal Revenue Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the participant.

     Section 162(m) Limits. Generally, Section 162(m) of the Internal Revenue Code and the regulations thereunder would render non-deductible to the Company certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. Notwithstanding the foregoing discussion, the rules contain an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by stockholders. Although the Company believes that options and SARs granted under the 2005 Plan should be exempt under the proposed rules, and consequently deductible to the Company as discussed above, Restricted Stock, restricted units and performance share Cash Only Awards may not be exempt if the aggregate compensation of the executive officer would exceed such limit. In the event of a further change in the applicable law or rules, the continued deductibility of options and SARs cannot be assured.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee of the Company has appointed Deloitte & Touche, LLP, independent certified public accountants, to perform the audit of the Company’s financial statements for the year ending December 31, 2005, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The following table presents fees billed for professional audit and tax services rendered by Deloitte & Touche, LLP for 2004 and 2003. Deloitte & Touche, LLP rendered services for the audit of the Company’s consolidated financial statements and its subsidiaries and tax services for the Company and its subsidiaries and is summarized in the table below.

	2004	2003(2)
Audit fees	$141,960	$165,799
Audit related fees	—	—
Tax fees (1)	52,946	72,128
All other fees	38,000	64,640

Total fees	$232,906	$302,567

(1)	Tax fees consisted of tax return preparation, tax planning and services related to California Franchise Tax Audit.

(2)	Certain audit fees billed in 2003 related to nonrecurring charges associated with the Company’s public offering in November 2002.

     The Audit Committee has concluded that the provision of non-audit services provided by Deloitte & Touche LLP to the Company in 2004 were not incompatible with maintaining the independence of Deloitte & Touche LLP in their capacity as the Company’s auditor.

     The Company has been advised by Deloitte & Touche LLP that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will be represented at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Audit Committee has adopted a policy that requires advance approval of any non-audit service, including tax services, that its registered public accounting firm renders, unless such prior approval may be waived because of permitted exceptions under the Sarbanes-Oxley Act of 2002.

     The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2005.

STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in May 2006, must be received at the principal executive offices of the Company, 610 Alamo Pintado Road, Solvang, California 93463, Attention: Lisa Watkins, Secretary, no later than December 16, 2005.

     Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.14. of the Company’s Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of the proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. No such proposals were received for the Annual Meeting. Such stockholder’s notice is required to set forth certain information specified in the Company’s Bylaws. To be timely with respect to the next annual meeting to be held in May 2006, a stockholder’s notice must be received by the Secretary of the Company no later than January 15, 2006.

ANNUAL REPORTS

     A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 accompanies this Proxy Statement. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the meeting other than those which are described in this Proxy Statement, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company’s Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors
/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

APPENDIX A

2005 EQUITY BASED COMPENSATION PLAN

HARRINGTON WEST FINANCIAL GROUP, INC.

2005 EQUITY BASED COMPENSATION PLAN

     I. THE PLAN

1.1. Purpose. The purpose of this 2005 Equity Based Compensation Plan (the “Plan”) is to promote the success of the Company by attracting, motivating, and retaining key employees, including officers, and directors of the Company, through the grant of stock-based compensation awards and incentives for high levels of individual performance and improved financial performance of the Company.

1.2. Definitions

(a) “Award” shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Share Unit, Performance Share Award, Dividend Equivalent, or any combination thereof (including, but not limited to restricted units or other deferred Awards), whether alternative or cumulative, authorized by and granted under this Plan.

(b) “Award Agreement” shall mean a written agreement signed by the Participant setting forth the terms and conditions of an Award granted to the Participant as determined by the Committee.

(c) “Award Date” shall mean the date upon which the Committee adopts a resolution granting an Award or such later date as the Committee designates as the Award Date at the time the Committee adopts a resolution granting the Award.

(d) “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

(e) “Beneficiary” shall mean the person, persons, trust or trusts entitled, by will or the laws of descent and distribution or pursuant to a valid designation of a beneficiary on a form acceptable to the Committee, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

(f) “Board” shall mean the Board of Directors of the Company.

(g) “Cash Only Award” shall mean Stock Appreciation Rights, Performance Share Awards or Restricted Share Units which are paid in cash.

(h) “Change in Control Event” shall be deemed to have occurred if:

(A) there shall be consummated (1) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company’s Common Stock would be converted in whole or in part into cash, securities or other property, other than a merger of the Company in which the holders of the Company’s Common Stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (2) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

(B) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or

(C) any “person” (as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or a subsidiary thereof or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, or

(D) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period, or

(E) any other event shall occur that would be required to be reported in response to Item 6(e) (or any successor provision) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not such filing is required because the Company is not registered under the Exchange Act.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(j) “Commission” shall mean the Securities and Exchange Commission.

(k) “Committee” shall mean the Plan Administration Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be a Disinterested and Outside director.

(l) “Common Stock” shall mean the common stock of the Company, $0.01 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

(m) “Company” shall mean Harrington West Financial Group, Inc., and its Subsidiaries.

(n) “Director Stock Option” means a Nonqualified Stock Option granted to a Non-Employee Director pursuant to Section 2.1 of this Plan.

(o) “Disinterested and Outside” shall mean a “Non-Employee Director” within the meaning of the Securities and Exchange Commission Rule 16b-3, and “outside” within the meaning of Section 162(m) of the Code.

(p) “Dividend Equivalent” shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

(q) “DRO” shall mean a valid domestic relations order under applicable state law, acceptable to the Company.

(r) “Eligible Employee” shall mean an officer at a level of vice president or the equivalent (whether or not a director) of the Company, or any other employee of the Company who performs substantial services for the Company, selected to participate in the Plan by the Committee, as determined by the Committee in its discretion.

(s) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(t) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(u) “Executive Officer” shall mean an executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Company for purposes of reporting under the Exchange Act, the designation by the Board shall be conclusive for purposes of this Plan.

(v) “Fair Market Value” shall mean, as of a specified date with respect to Common Stock:

     (i) If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market) on the date at which Fair Market Value is to be determined, then the Fair Market Value per share will be the closing price on such exchange on such date, or if there were no reported sales on such date, then the Fair Market Value shall be the closing price on the next preceding day for which there is a reported sale; or

     (ii) If the Common Stock is traded on the OTC Bulletin Board, the Fair Market Value per share shall be the average of the highest bid and lowest asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Fair Market Value per Share shall be the fair market value thereof as determined by the Committee, in its sole and absolute discretion.

(w) “Incentive Stock Option” shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section. Any Option granted hereunder that is intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof initially or upon amendment shall not be nullified because of such failure and shall be deemed a Nonqualified Stock Option.

(x) “Nonqualified Stock Option” shall mean an Option that is designated as a nonqualified stock option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

(y) “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company, including, but not limited to, a member of the Board who qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3.

(z) “Option” shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

(aa) “Participant” shall mean an Eligible Employee or Non-Employee Director who has been granted an Award under this Plan.

(bb) “Performance Criteria” means the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, as determined by the Committee in its sole discretion at the Award Date, including but not limited to: return on average common shareholders’ equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income excluding gains and losses plus net interest income); net operating expense (other income less other expense); earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics, customer service metrics, and franchise development goals including the growth in loans, deposits, and wealth management assets. Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude extraordinary items such as extraordinary, unusual and/or non-recurring items of gain or loss, gains or losses on the disposition of a business, changes in tax or accounting regulations or laws, or the effects of a merger or acquisition. Performance Criteria generally shall be established by the Committee and shall be derived from the Company’s audited financial statements, including footnotes, the Management’s Discussion and Analysis section of the Company’s annual report, or any other measure of performance desired by the Committee. The Committee may not in any event increase the amount of compensation payable to a covered employee, as defined in Section 162(m) of the Code, upon the satisfaction of any Performance Criteria.

(cc) “Performance Share Award” shall mean a Cash Only Award in the form of performance shares made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

(dd) “Personal Representative” shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

(ee) “Plan” shall mean this 2005 Equity Based Compensation Plan.

(ff) “Restricted Stock” shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

(gg) “Restricted Share Unit” shall mean an Award payable in cash or Shares and represented by a bookkeeping credit where the amount represented by the bookkeeping credit for each Restricted Share Unit equals the Fair Market Value of a Share on the Award Date and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a Share on any date from the Award Date up to the date the Restricted Share Unit is settled in cash or Shares.

(hh) “Retirement” shall mean retirement from active service as an employee or officer of the Company as determined by the Committee.

(ii) “Rule 16b-3” shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

(jj) “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

(kk) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(ll) “Shares” shall mean shares of Common Stock of the Company.

(mm) “Stock Appreciation Right” shall mean a right to receive a number of Shares or an amount of cash, or a combination of Shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares, that is authorized under this Plan.

(nn) “Subsidiary” shall mean any company or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

(oo) “Total Disability” shall mean a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

1.3. Administration and Authorization; Power and Procedure.

(a) Committee. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

(b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

     (i) To determine, from among those persons eligible, the particular Eligible Employees and Non-Employee Directors who will receive any Awards;

     (ii) To grant Awards to Eligible Employees and Non-Employee Directors, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest (including establishing Performance Criteria for vesting of Awards, regardless of the form of the Award), or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

     (iii) To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

     (iv) To construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

     (v) To cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 6.6;

     (vi) To accelerate or extend the exercisability or vesting or extend the term of any or all outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

     (vii) To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

(c) Binding Determinations. Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

(d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

(e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

(f) Notices; Signature; Delivery. Whenever a signature, notice or delivery of a document is required or appropriate under the Plan or pursuant to an Award Agreement, signature, notice or delivery may be accomplished by paper or written format, or to the extent authorized by the Committee, subject to Section 6.4, by electronic means. In the event the Committee authorizes electronic means for the signature, notice or delivery of a document hereunder, the electronic record or confirmation of that signature, notice or delivery maintained by or on behalf of the Committee shall for purposes of this Plan and any applicable Award Agreement be treated as if it was a written signature or notice and was delivered in the manner provided herein for a written document.

1.4. Participation. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees or Non-Employee Directors. An Eligible Employee or Non-Employee Director who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive all Awards other than Incentive Stock Options under this Plan.

1.5. Shares Available for Awards. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be Shares of the Company’s authorized but unissued Common Stock. The Shares may be issued (subject to Section 6.4) for any lawful consideration.

(a) Number of Shares. The maximum number of Shares of Common Stock that may be delivered pursuant to Awards granted under this Plan shall not exceed at any time ten percent (10%) of the Company’s then issued and outstanding Shares of Common Stock, subject to the reissue of Awards pursuant to Sections 1.5(d), 6.13(b), and the adjustments contemplated by Section 6.2, all of which may be granted to any participant in any year. For every Share of Restricted Stock issued under this Plan, the maximum number of Shares that may be delivered pursuant to Awards hereunder shall be reduced by 1 Share. The maximum number of Shares of Common Stock subject to Incentive Stock Options that may be granted pursuant to this Plan is the lesser of 1,000,000 or the maximum number of Shares subject to the Plan as set forth in this Section 1.5(a).

(b) Reservation of Shares. Common Stock subject to outstanding Awards (other than Cash Only Awards) shall be reserved for issuance. If a Stock Appreciation Right is exercised and paid in Shares, the number of Shares to which such exercise relates under the applicable Award shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Company withholds Shares pursuant to Section 2.2(b) or 6.5, the number of Shares that would have been deliverable with respect to an Award shall be reduced by the number of Shares withheld, and such Shares shall not be available for additional Awards under this Plan.

(c) Cash Only Award Limit. Awards payable solely in cash under the Plan and Awards payable either in cash or Shares that are actually paid in cash shall constitute and be referred to as “Cash Only Awards”. The number of Cash Only Awards shall be determined by reference to the number of Shares by which the Award is measured.

(d) Reissue of Awards. Subject to any restrictions under Rule 16b-3, the Shares which are subject to any unexercised, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under subsection (a) or (c) above, as applicable, provided the Participant has not received dividends or Dividend Equivalents during the period in which the Participant’s ownership was not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan. Nothing in this paragraph shall be interpreted to allow Shares which are in the possession of the Company pursuant to either Section 2.2(b) or 6.5 to be available for reissuance under the Plan. Only Shares which were originally awarded as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options may be reissued as Restricted Stock (including restricted units which are payable in Shares) or Director Stock Options.

(e) Interpretive Issues. Additional rules for determining the number of Shares or Cash Only Awards authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b-3.

1.6. Grant of Awards. Subject to the express provisions of this Plan, the Committee shall determine the type of Award, the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards or, in its discretion, any other Awards, in addition to matters addressed in Section 1.3(b), the specific Performance Criteria, that further define the terms of the Performance Share Award or other Award. Subject to the provisions of Section 1.3(f), no Award shall be enforceable until the Award Agreement or an acknowledgement of receipt has been signed by the Participant and on behalf of the Company by an Executive Officer (other than the recipient) or his or her delegate. By executing the Award Agreement or an acknowledgement of receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Company to the Participant under the Award Agreement.

1.7. Award Period. Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Shares, not later than ten (10) years after the Award Date.

1.8. Limitations on Exercise and Vesting of Awards.

(a) Provisions for Exercise. Except as may otherwise be provided in an Award Agreement or herein, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

(b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

(c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.9. No Transferability.

(a) Awards may be exercised only by the Participant or, if the Participant has died, the Participant’s Beneficiary or, if the Participant has suffered a Total Disability and the Participant is incapacitated, the Participant’s Personal Representative, if any, or if there is none, (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than upon death or pursuant to a DRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company), and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee’s lifetime, of Awards (other than Incentive Stock Options) to members of a grantee’s immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the grantee’s spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of an Award Agreement shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.

(b) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of “cashless exercise” procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16 Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

1.10. Deferred Payments. The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants. Any such deferral of payment shall comply in all respects with the requirements of Code Section 409A, including with respect to the timing of election and timing of distribution, so as to avoid the imposition of any tax in addition to ordinary income tax or capital gains tax, as applicable.

1.11. Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of Awards listed in Section 1.2(a) may be granted as awards that satisfy the requirements for “performance-based compensation” within the meaning of Code Section 162(m) (“Performance-Based Awards”), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Criteria relative to preestablished targeted levels for the Company on a consolidated basis. Notwithstanding anything contained in this Section 1.11 to the contrary, any Option or Stock Appreciation Right shall be subject only to the requirements of (a) below and Section 1.5 above in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 1.11 (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an

Award that is intended to satisfy the requirements of this Section 1.11 shall be designated as a Performance-Based Award at the time of grant. Nothing in this Plan shall limit the ability of the Committee to grant Options or Stock Appreciation Rights with an exercise price or a base price greater than Fair Market Value on the Date of Grant or to make the vesting of the Options or Stock Appreciation Rights subject to Performance Goals or other business objectives.

(a) Eligible Class. The eligible class of persons for Awards under this Section 1.11 shall be all Eligible Employees and Non-Employee Directors.

(b) Performance Goals. The performance goals for any Awards under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Criteria. The specific performance target(s) with respect to Performance Criteria must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Criteria remains substantially uncertain.

(c) Committee Certification. Before any Performance-Based Award under this Section 1.11 (other than Qualifying Options and Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Criteria and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Criteria in the event of a Change in Control as provided in Section 6.2(b).

(d) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with and subject to the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 1.11. To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee’s discretion), as the Committee may determine.

(e) Adjustments for Material Changes. In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Company and/or the Performance Criteria or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Criteria and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee’s judgment, the effect of the event on the applicable Performance-Based Award.

(f) Interpretation. Except as specifically provided in this Section 1.11, the provisions of this Section 1.11 shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as “performance-based compensation” under Code Section 162(m) and the regulations thereunder.

     II. OPTIONS

2.1. Grants. One or more Options may be granted under this Article to any Eligible Employee or Non-Employee Director, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated

in the applicable Award Agreement. However, Non-Employee Directors shall only be eligible to receive Director Stock Options, which shall be Non-Qualified Options.

2.2. Option Price.

(a) Pricing Limits. Subject to Sections 2.4, the purchase price per Share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(b) Payment Provisions. The purchase price of any Shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) by notice and third party payment in such manner as may be authorized by the Committee; (iv) by the delivery of Shares already owned by the Participant which have been held for at least six months, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by delivering such Shares; or (v) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (iv) shall be valued at their Fair Market Value on the date of exercise.

2.3. Limitations on Grant and Terms of Incentive Stock Options

(a) $100,000 Limit. To the extent that the aggregate “fair market value” of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the “fair market value” of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which Shares of Common Stock are to be treated as Shares acquired pursuant to the exercise of an Incentive Stock Option. To the extent permitted under applicable regulations, as a method of causing an Option intended to be an Incentive Stock Option to meet the requirements thereof which fails to do so by reason of the $100,000 limit, the Committee shall have the discretion to amend the terms of such Option to delay the exercisability of the Option provided such amendment is made in the same calendar year of grant.

(b) Option Period. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

(c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4. Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) Shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such

Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5. No Option Repricing. Subject to Section 6.2 and Section 6.6 and the specific limitations on Awards granted in this Plan, the Committee may not reduce the exercise price of any Option or Stock Appreciation Right granted pursuant to the Plan following the date of the Award or accept the surrender of outstanding Options or Stock Appreciation Rights as consideration for the grant of a new Award with a lower per-share exercise price.

2.6. Dividend Equivalents. The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to Shares subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per Share shall be multiplied by the number of Shares subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may, in the Award Agreement, specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

2.7. Surrender of Stock Options. The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right, on such terms and conditions as the Committee may prescribe, to surrender such Participant’s Options to the Company for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Options. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

The term “Offer” as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Company, provided that the company, person or other entity making the Offer acquires Shares pursuant to such Offer.

The term “Offer Price per Share” as used in this Section means the highest price per Share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other company, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

The term “Spread” as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per Share of the Company’s Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over (B) the purchase price per Share at which the surrendered Option is then exercisable, by (ii) the number of Shares subject to such Option with respect to which it has not theretofore been exercised.

2.8 Exercise of Option Granted in Tandem with Stock Appreciation Right

(a) Exercisability. An Option related to another Stock Appreciation Right shall be exercisable at such time or times, and to the extent, as set forth in the Award Agreement.

(b) Effect on Available Shares. In the event that an Option related to another Stock Appreciation Right is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Option and the related Stock Appreciation Right of the Participant.

     III. STOCK APPRECIATION RIGHTS

3.1. Grants. In its discretion, the Committee may grant to any Eligible Employee or Non-Employee Director Stock Appreciation Rights either concurrently with the grant of another Option Award or in respect of an outstanding Option Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

3.2. Exercise of Stock Appreciation Rights

(a) Exercisability. A Stock Appreciation Right related to another Option Award shall be exercisable at such time or times, and to the extent, that the related Option Award shall be exercisable.

(b) Effect on Available Shares. In the event that a Stock Appreciation Right related to another Option Award is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option Award of the Participant.

(c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement, but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

3.3. Payment

(a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying:

     (i) The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial Share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by;

     (ii) The number of Shares with respect to which the Stock Appreciation Right shall have been exercised. Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the date of the grant and noted on the instrument evidencing the Stock Appreciation Right granted hereunder.

(b) Form of Payment. Unless otherwise provided in the Award Agreement granting a Stock Appreciation Right, the form of payment shall be solely in Shares. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

     IV. RESTRICTED STOCK AWARDS

4.1. Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee or Non-Employee Director. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration, the value of which equals the par value of the Shares or such greater or lesser value as the Committee, consistent with Section 6.4, may require) to be paid, if any, by the Participant and the restrictions imposed on such Shares, including but not limited to, any Performance Criteria and the conditions of release or lapse of such restrictions. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“restricted shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Company or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.8. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2. Restrictions

(a) Pre-Vesting Restraints. Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

(b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

(c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

(d) Conditions of Release or Lapse of Restrictions. In no case shall restrictions lapse within the six months following the grant of an Award of Restricted Stock.

4.3. Return to the Company. Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Company in such manner and on such terms as the Committee shall therein provide.

4.4 Restricted Share Units. The Committee may, in its discretion, grant to any Eligible Employee or Non-Employee Director a Restricted Share Unit Award which will be payable in Shares of Common Stock (a “Share Award”) and/or in Cash Only Awards on such terms as the Committee may determine in its sole discretion (including but not limited to Performance Criteria), but subject to the vesting restrictions contained in Section 4.2(d) in the case of restricted units which will be payable in Shares, and subject to the requirements of Code Section 409A where applicable. Such Awards may be made as additional compensation for services or may be in lieu of other compensation which the Eligible Employee is entitled to receive from the Company. All such Share Awards and Cash Only Awards shall constitute Awards for all purposes of the Plan, and shall be subject to the limits on Awards which are payable in Shares and in cash which are contained in the Plan. Restricted Share Units shall not entitle a Participant to voting or other rights with respect to Shares, provided, however, that the Committee may also grant

Dividend Equivalents in connection with any Restricted Share Unit Award which is made under the Plan on such terms as the Committee may determine in its sole discretion.

     V. PERFORMANCE SHARE CASH ONLY AWARDS

5.1. Grants of Performance Share Cash Only Awards. The Committee may, in its discretion, grant Cash Only Awards in the form of Performance Share Awards to any Eligible Employee or Non-Employee Director based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the duration of the Award and the conditions upon which payment of the Award to the Participant shall be based, and the terms thereof shall comply with the requirements of Code Section 409A where applicable. The cash amount that may be deliverable pursuant to such Award shall be based upon the fair market value of the number of Shares of Common Stock specified in the Award, subject to any maximum determined by the Committee, and the degree of attainment of any Performance Criteria over a specified period (a “performance cycle”) as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 6.10(c)(ii), if applicable, may determine.

     VI. OTHER PROVISIONS

6.1. Rights of Eligible Employees, Participants and Beneficiaries

(a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

(b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

(c) Plan Not Funded. Awards payable under this Plan shall be payable in Shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including Shares of Common Stock except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2. Adjustments; Accelerations

(a) Adjustments. If the outstanding Shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company, or if additional shares or new or different securities are distributed with respect to the outstanding Shares of Common Stock, through a reorganization or merger in which the Company is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, without consideration, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Committee materially affects the Common Stock, then (1) the number of Shares available for Awards, and any limit on the number of Shares that may be subject to Awards to an Eligible Employee in a calendar year, as set forth in Section 1.5(a), shall be adjusted proportionately, and (2) the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, proportionately adjust any or all terms of outstanding Awards including, but not limited to, (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the prices, if any, paid in connection with Restricted Stock Awards, or (C) the performance standards appropriate to any outstanding Awards. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying Shares in the same manner as is available to shareholders generally.

(b) Effect of Change in Control. As soon as possible after the Board of Directors has approved a Change in Control Event described in Section 1.2(h)(A) or (C), the Board shall send notice (the “Notice”) to each Participant thereof. Notice shall be deemed given on the date it is personally delivered to the Participant, or on the third business day after it is mailed, with first-class postage prepaid, to the Participant’s last known address.

Except as otherwise determined by the Committee at the time of grant of an Award and specified in the applicable Award Agreement, unless the continuing or survivor corporation, or the purchaser of assets of the Company (the “successor”) agrees to assume the obligations of the Company with respect to all outstanding Awards or to substitute such Awards with equivalent awards with respect to the common stock of the successor, notwithstanding any language to the contrary in this Plan or an Award Agreement, upon the giving of Notice (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) each Restricted Stock Award (including restricted units) shall immediately vest free of restrictions, and (iii) all Performance Criteria with respect to any Award (including each Performance Share Award) shall be deemed achieved at target levels and all other terms and conditions met, and such Award shall become immediately payable to the Participant. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

No Awards may be made after the Board of Directors has approved a Change in Control, unless the Change in Control is cancelled or terminated before becoming effective, in which event the Plan shall not terminate, and Awards not exercised while the Change in Control was pending shall resume the status they had prior to the announcement of the Change in Control and delivery of the Notice.

The provisions of this subsection (b) shall not apply if the Company is the surviving entity in any such Change in Control or if the Change in Control occurs within three years of the grant of the Award.

(c) Possible Early Termination of Awards. If any Option or other right to acquire Shares or cash under this Plan has not been exercised prior to a Change of Control event described in Section 1.2(h)(B) or (E) approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

6.3. Effect of Termination of Employment. The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and to accelerate vesting with respect to some or all of the number of Shares covered by the Award with respect to which the Award is not then exercisable or vested.

6.4. Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. The administration of the Plan and all determinations and discretionary actions by the Committee shall comply with all applicable federal and state laws, rules and regulations (including, but not limited to, the Sarbanes-Oxley Act of 2002) and, to the extent applicable, with the Nasdaq Marketplace Rules and other applicable listing standards.

6.5. Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of Shares to be delivered by the appropriate number of Shares valued at their then Fair Market Value, to satisfy the minimum withholding obligation. The Committee may require a Participant to pay or make arrangements for payment of any applicable tax withholding as a condition to the exercise of an Award and as a condition to the delivery of any Shares or payment of any amount with respect to the exercise of an Award, and shall not be obligated to deliver any Shares or make any payment with respect to exercise of an Award until the Committee is satisfied that the Participant has done so.

6.6. Plan Amendment, Termination and Suspension

(a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 6.9.

(b) Shareholder Approval. If any amendment would materially increase the aggregate number of Shares or other securities that may be issued under this Plan or materially modify the requirements as to eligibility for participation in this Plan or would otherwise require shareholder approval to comply with any applicable federal or state law or applicable exchange listing standard (including listing standards of the NYSE and or Nasdaq), then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under the Code or any other applicable law or listing standard, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

(c) Amendments to Awards. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

(d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6. Notwithstanding the foregoing, the Committee shall have the right to amend any Award without the consent of the Participant and notwithstanding any adverse effect to the rights or benefits of the Participant if the Committee determines that such amendment is necessary to avoid adverse accounting consequences to the Company not anticipated at the time of the granting of the Award.

6.7. Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

6.8. Effective Date of the Plan. This Plan shall be effective as of the date of Board approval, subject to shareholder approval within 12 months thereafter effected by the affirmative vote of the holders of a majority of the Common Stock of the Company represented at a shareholders meeting at which a quorum is present. If shareholder approval for this Plan is not obtained prior to April 5, 2006, this Plan shall have no force or effect. No Award granted under the Plan shall become exercisable until the Plan receives such shareholder approval and all Awards granted under the Plan prior to such shareholder approval shall be conditioned on and subject to such shareholder approval.

6.9. Term of the Plan. The Plan shall continue in effect until all Shares available for issuance under the Plan have been issued and all restrictions on such Shares have lapsed. Notwithstanding any language in this Plan to the contrary, no Incentive Stock Option shall be granted under this Plan more than ten years after the date the Plan is approved by the shareholders of the Company. The Board of Directors may suspend or terminate the Plan at any time except with respect to Options and Shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding Options, any right of the Company to repurchase Shares or the forfeitability of Shares issued under the Plan.

6.10. Governing Law; Construction; Severability.

(a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

(b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c) Plan Construction.

(i) It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

(ii) It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

6.11. Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

6.12. Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority, except as provided in Sections 6.13.

6.13. Relation to 1996 Stock Option Plan. Notwithstanding any other provisions to the contrary in this Plan, no new awards of Shares will be granted under the Company’s 1996 Stock Option Plan after shareholder approval of the 2005 Plan.

6.14. Substitute Awards. Notwithstanding any other provisions of this 2005 Plan to the contrary, where the outstanding shares of another corporation are changed into or exchanged for shares of Common Stock of the Company in a merger, consolidation, reorganization or similar transaction, then, subject to the approval of the Board, Awards may be granted in exchange for unexercised, unexpired similar equity based awards of the other corporation, and the exercise price of the Shares subject to any Option or Stock Appreciation Rights Award so granted may be fixed at a price less than one hundred percent of the Fair Market Value of the Common Stock at the time such Award is granted if said exercise price or grant price has been determined to be not less than the exercise price or grant price set forth in the stock option or stock appreciation right of the other corporation, with appropriate adjustment to reflect the exchange ratio of the shares of stock of the other corporation into the shares of Common Stock of the Company. The number of shares of the awards of the other corporation shall also be adjusted in accordance with the exchange ratio so that any substituted Award shall reflect such adjustment.

REVOCABLE PROXY

HARRINGTON WEST FINANCIAL GROUP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARRINGTON WEST FINANCIAL GROUP, INC. (“COMPANY”), FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2005 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned being a stockholder of the Company as of March 31, 2005, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Alisal Guest Ranch and Resort, 1054 Alisal Road, Solvang, California, 93463 on Tuesday, May 24, 2005 at 5:00 p.m. local time. and at any adjournments of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

(Continued and to be signed on reverse side.)

Please Detach and Mail in the Envelope Provided

☒	Please mark your votes as in this example

		FOR	WITHHOLD AUTHORITY
1.	ELECTION OF	☐	☐	Nominees: For a three year term:
	DIRECTORS			Craig J. Cerny
John J. McConnell

NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee’s name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve the 2005 Equity Based Compensation Plan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Proposal to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2005.	☐	☐	☐

4	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

WILL ATTEND

☐ If you plan to attend the Annual Meeting, please mark the WILL ATTEND box.

     SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, “FOR” APPROVAL OF THE 2005 EQUITY BASED COMPENSATION PLAN, “FOR” RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Shareholder	Signature of Shareholder	Dated

NOTE:	Please sign exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give full title. When shares are held jointly, only one holder need sign.